UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2018
United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700
______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 30, 2018, United Fire Group, Inc.'s ("UFG") subsidiary, United Fire & Casualty Company, an Iowa corporation (“United Fire”), completed the previously announced sale of its subsidiary, United Life Insurance Company ("United Life") to Kuvare US Holdings, Inc., a Delaware corporation ("Kuvare"), pursuant to the Stock Purchase Agreement, dated as of September 18, 2017, among United Fire, Kuvare and, solely for purposes of Section 14.18 thereof, UFG (the “Stock Purchase Agreement”).
Incorporation by Reference
The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which was filed as Exhibit 2.1 to the Form 8-K filed by UFG on September 19, 2017 and which is incorporated herein by reference.

Item 8.01. Other Events.
On March 30, 2018, UFG issued a press release with respect to the closing of the sale of United Life. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(b)    Pro Forma Financial Information
The disposition of United Life was reflected as discontinued operations in UFG's historical audited consolidated statements of operations for each of the three fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015, and in the audited consolidated balance sheets as of December 31, 2017 and December 31, 2016, each contained in UFG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Form 10-K”). The results of operations for United Life for such period, and the major classes of assets and liabilities of United Life as of such date, were included in Note 17 "Discontinued Operations" to UFG’s audited consolidated financial statements included in the Form 10-K.
The unaudited pro forma consolidated balance sheet of UFG as of December 31, 2017 and the unaudited pro forma consolidated statements of income of UFG for the year ended December 31, 2017 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)     Exhibits.

2.1†
Stock Purchase Agreement, dated as of September 18, 2017, among United Fire & Casualty Company, Kuvare US Holdings, Inc. and United Fire Group, Inc. (solely for purposes of Section 14.18 thereof) (incorporated by reference to Exhibit 2.1 to UFG’s Current Report on Form 8-K filed on September 19, 2017).

99.1	Press release of United Fire Group, Inc. dated March 30, 2018.
99.2	UFG Unaudited Pro Forma Consolidated Financial Statements.
† The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	March 30, 2018	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

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